UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2014

WESTERN ASSET

TOTAL RETURN

UNCONSTRAINED FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize long-term total return.

Letter from the president

Dear Shareholder,

At a meeting held in May 2014, the Fund’s Board of Directors approved a recommendation from Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager, to change the fiscal year-end of the Fund from December 31 to May 31. As a result of this change, shareholders are being provided with a short-period annual report for the five-month period from January 1, 2014 through May 31, 2014. Please read on for a more detailed look at the prevailing economic and market conditions during the abbreviated reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 27, 2014

II	Western Asset Total Return Unconstrained Fund

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the period from January 1, 2014 through May 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s final reading for first quarter 2014 GDP growth, released after the reporting period ended, was -2.9%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, state and local government spending, nonresidential fixed investment, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.7%. Unemployment was as low as 6.6% in January 2014, before ticking up to 6.7% in February and holding steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in both April and May 2014, matching the lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 34.6% of the 9.8 million Americans looking for work in May 2014 had been out of work for more than six months.

Sales of existing-homes fluctuated during the reporting period given changing mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after three consecutive monthly declines, existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. Sales then rose 4.9% in May versus the previous month. The NAR reported that the median existing-home price for all housing types was $213,400 in May 2014, up 5.1% from May 2013. The inventory of homes available for sale in May 2014 was 2.2% higher than the previous month at a 5.6 month supply at the current sales pace and 6.0% higher than in May 2013.

The manufacturing sector continued to expand during the reporting period. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all five months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014.

Western Asset Total Return Unconstrained Fund	III

Investment commentary (cont’d)

During May, seventeen of the eighteen industries within the PMI expanded.

Growth outside the U.S. generally improved in developed countries. In its April 2014 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global activity has broadly strengthened and is expected to improve further in 2014–15, with much of the impetus coming from advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, versus -0.5% in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared to 1.5% in 2013. After moderating in 2013, the IMF projects that overall growth in emerging market countries will improve somewhat in 2014, with growth of 4.9% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next three meetings (January, March and May 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on June 18, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in July, it will buy a total of $35 billion per month ($15 billion per month of agency MBS and $20 billion per month of longer-term Treasuries).

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. On June 5, 2014, after the reporting period ended, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation. First, the ECB reduced rates to a new low of 0.15%. Second, it will now charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” is aimed at encouraging commercial

IV	Western Asset Total Return Unconstrained Fund

banks to lend some of their incremental cash which, in turn, may help to spur growth. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 27, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Total Return Unconstrained Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize long-term total return. The Fund has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund will invest at least 50% of its net assets in debt and fixed-income securities rated at least in the Baa or BBB categories (“investment grade”) at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we deem to be of comparable quality at the time of purchase. The Fund may invest in lower-rated, higher yielding securities and U.S. dollar- and non-U.S. dollar denominated instruments of governments and corporations. The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, foreign currency futures, forwards and options, options on swaps, options on forwards and commodity and commodity index futures, options, swaps and structured notes.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), futures contracts and/or mortgage backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

We use fundamental investment techniques to select issues. In deciding among the securities and instruments in which the Fund may invest, we may take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security or instrument as well as other factors, including the Fund’s dollar-weighted average effective durationi and prevailing or anticipated market conditions. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective duration, including futures positions, as estimated by Western Asset Management Company (“Western Asset”), the Fund’s subadviser, within the range of -3 to 8 years. Although the Fund may invest in debt and fixed income securities of any credit quality, including securities that are in default, under normal market conditions, it is expected that the Fund will maintain a dollar-weighted average credit quality of portfolio holdings of at least the Baa/BBB categories or their equivalent (as determined by Western Asset).

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the five-month reporting period from January 1, 2014 through May 31, 2014, the spread sectors (non-Treasuries) experienced several periods of volatility but largely outperformed equal-durationii Treasuries. Risk aversion was prevalent at times given mixed economic data, shifting monetary policy by the Federal Reserve Board (“Fed”)iii and several geopolitical issues.

Both short- and long-term Treasury yields declined during the reporting period. Two-year Treasury yields fell from 0.38% at the beginning of the period to 0.37% at the end of the period. Their peak of 0.47% occurred in March and early April 2014, and they were as low as 0.30% in early February 2014. Ten-year Treasury yields were 3.04% at the beginning of the period, their peak for the five months ended May 31, 2014. They reached a low of 2.44% on May 28, 2014 and ended the reporting period at 2.48%.

Inflation was generally well contained during the reporting period. For the five months ended May 31, 2014, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)iv, was 2.08%. The CPI-U less food and energy was 1.29% over the same time frame. Despite benign inflation, U.S. Treasury Inflation-Protected Securities (“TIPS”)v generated solid results. During the period from January 1, 2014 through May 31, 2014, the Barclays U.S. TIPS Indexvi returned 5.51%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We reduced the Fund’s allocations to bank loans, Fannie Mae agency mortgage-backed securities (“MBS”), investment grade corporate bonds in the Industrials sector and cash. In contrast, we increased our exposure to U.S. dollar-denominated emerging market debt. Elsewhere, we reduced the Fund’s duration.

During the reporting period, interest rate futures, options and swaps, which were used to manage the Fund’s duration and yield curvevii exposure, detracted from performance. Credit default swaps were used to manage our credit exposure. The use of these instruments was negative for results. Agency MBS TBA (“To Be Announced”) forwards, which were used to gain exposure to the agency MBS market, added to performance. Currency puts on the euro were used to hedge the Fund’s euro exposure. They detracted from performance during the reporting period. Finally, currency forwards were used to gain or reduce the Fund’s exposure to various currencies. The use of these instruments contributed to performance.

Performance review

For the five-month period from January 1, 2014 through May 31, 2014, Class I shares of Western Asset Total Return Unconstrained Fund returned 2.97%. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Indexviii and the BofA Merrill Lynch Constant Maturity 3-Month LIBOR Indexix, returned 3.87% and 0.10%, respectively, for the same period. The Lipper Alternative Credit Focus Funds Category

2	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Average1 returned 2.37% over the same time frame.

Performance Snapshot as of May 31, 2014 (unaudited)
(excluding sales charges)	5 months
Western Asset Total Return Unconstrained Fund:
Class A	2.86%
Class C	2.39%
Class FI	2.85%
Class R	2.70%
Class I	2.97%
Class IS	2.99%
Barclays U.S. Aggregate Index	3.87%
BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index	0.10%
Lipper Alternative Credit Focus Funds Category Average[1]	2.37%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class A2 shares is not shown because the inception date for this class was May 1, 2014.

The 30-Day SEC Yields for the period ended May 31, 2014 for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 2.34%, 1.63%, 2.43%, 2.13%, 2.74% and 2.80%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI, Class R, Class I and Class IS shares would have been 2.32%, 1.61%, 2.42%, 2.04%, 2.72% and 2.78%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2014, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.17%, 2.03%, 1.18%, 1.65%, 0.89% and 0.83%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.20% for Class FI shares, 1.50% for Class R shares,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the five-month period ended May 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 174 funds in the Fund’s Lipper category, excluding sales charges.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	3

Fund overview (cont’d)

0.95% for Class I shares and 0.85% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was our allocation to investment grade corporate bonds. The sector rallied given generally solid corporate profits, continued low defaults, overall robust investor demand and declining interest rates. Individual investment grade bonds that performed well were Verizon Communications, Wells Fargo & Co. and Southern Copper.

The Fund’s allocation to non-agency MBS was beneficial for results. They were supported by attractive yields, continued principal paydowns and solid investor demand. Our high yield corporate bond allocation was rewarded, led by strong results from positions in Vedanta Resources, Ally Financial and Regency Energy Partners.

The Fund’s emerging market debt exposure was rewarded. The asset class rallied given improving investor demand as the reporting period progressed. Finally, the Fund’s allocation to TIPS was additive for performance. They generated solid results amid the declining interest rate environment.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s absolute performance for the period was its selection of U.S. Treasury securities. Also negatively impacting results were a number of the Fund’s high-yield corporate bonds, including Gymboree, FMG Resources and Convatec Healthcare.

Thank you for your investment in Western Asset Total Return Unconstrained Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 17, 2014

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed- income securities falls. High-yield securities include greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Derivatives, such as options,

4	Western Asset Total Return Unconstrained Fund 2014 Annual Report

futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 34 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2014 were: Corporate Bonds & Notes (36.6%), U.S. Government & Agency Obligations (15.2%), Collateralized Mortgage Obligations (11.0%), Asset-Backed Securities (9.0%) and Sovereign Bonds (6.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

[v]

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

vi	The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix

The BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2014 and December 31, 2013 and does not include derivatives, such as forward foreign currency contracts, futures contracts, written options and swaps contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2013 and held for the six months ended May 31, 2014, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[6]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[7]
Class A	2.86%	$1,000.00	$1,028.60	1.14%	$4.78	[3]	Class A	5.00%	$1,000.00	$1,019.25	1.14%	$5.74
Class A2[4]	0.40	1,000.00	1,004.00	1.32	1.09	[5]	Class A2	5.00	1,000.00	1,018.35	1.32	6.64
Class C	2.39	1,000.00	1,023.90	2.00	8.37	[3]	Class C	5.00	1,000.00	1,014.96	2.00	10.05
Class FI	2.85	1,000.00	1,028.50	1.16	4.87	[3]	Class FI	5.00	1,000.00	1,019.15	1.16	5.84
Class R	2.70	1,000.00	1,027.00	1.50	6.29	[3]	Class R	5.00	1,000.00	1,017.45	1.50	7.54
Class I	2.97	1,000.00	1,029.70	0.87	3.65	[3]	Class I	5.00	1,000.00	1,020.59	0.87	4.38
Class IS	2.99	1,000.00	1,029.90	0.82	3.44	[3]	Class IS	5.00	1,000.00	1,020.84	0.82	4.13

Western Asset Total Return Unconstrained Fund 2014 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the period January 1, 2014 through May 31, 2014, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (151), then divided by 365.

[4]	For the period May 1, 2014 (inception date) to May 31, 2014.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (30), then divided by 365.

[6]	For the six months ended May 31, 2014.

[7]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

8	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2†	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 5/31/14	2.51%	N/A	1.55%	2.51%	2.15%	2.79%	2.85%
Five Years Ended 5/31/14	N/A	N/A	N/A	7.75	N/A	8.03	8.03
Inception* through 5/31/14	3.77	0.40%	2.88	5.01	3.43	5.46	6.60

With sales charges[2]	Class A	Class A2†	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 5/31/14	-1.80%	N/A	0.55%	2.51%	2.15%	2.79%	2.85%
Five Years Ended 5/31/14	N/A	N/A	N/A	7.75	N/A	8.03	8.03
Inception* through 5/31/14	1.63	-3.91%	2.88	5.01	3.43	5.46	6.60

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/14)	8.03%
Class A2 (Inception date of 5/1/14 through 5/31/14)	0.40
Class C (Inception date of 4/30/12 through 5/31/14)	6.11
Class FI (Inception date of 9/6/06 through 5/31/14)	45.90
Class R (Inception date of 4/30/12 through 5/31/14)	7.29
Class I (Inception date of 7/6/06 through 5/31/14)	52.24
Class IS (Inception date of 8/4/08 through 5/31/14)	45.10

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, R, I and IS shares are April 30, 2012, May 1, 2014, April 30, 2012, September 6, 2006, April 30, 2012, July 6, 2006 and August 4, 2008, respectively.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Total Return Unconstrained Fund vs. Barclays U.S. Aggregate Index and BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index† — July 6, 2006 - May 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Total Return Unconstrained Fund on July 6, 2006 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2014. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays U.S. Aggregate Index and the BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Spread duration (unaudited)

Economic exposure — May 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Total Return	— Western Asset Total Return Unconstrained Fund

Western Asset Total Return Unconstrained Fund 2014 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — May 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Total Return	— Western Asset Total Return Unconstrained Fund

12	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Schedule of investments

May 31, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 36.6%
Consumer Discretionary — 3.7%
Automobiles — 1.1%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	220,000	$250,800
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	790,000	797,656	(a)
Daimler Finance NA LLC, Senior Notes	1.875%	1/11/18	1,000,000	1,010,030	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	400,000	406,088
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	240,000	253,267
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,610,000	1,782,189
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	2,090,000	2,664,685
General Motors Co., Senior Notes	3.500%	10/2/18	1,650,000	1,691,250	(a)
Hyundai Capital America, Senior Notes	2.125%	10/2/17	170,000	172,671	(a)
Total Automobiles				9,028,636
Hotels, Restaurants & Leisure — 0.3%
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,000,000	2,207,500	(a)
MGM Resorts International, Senior Notes	6.625%	7/15/15	140,000	147,700
Total Hotels, Restaurants & Leisure				2,355,200
Household Durables — 0.3%
NVR Inc., Senior Notes	3.950%	9/15/22	40,000	40,475
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	2,000,000	2,185,000
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	300,000	309,000
Toll Brothers Finance Corp., Senior Notes	5.875%	2/15/22	440,000	475,200
Total Household Durables				3,009,675
Media — 1.8%
21st Century Fox America Inc., Senior Bonds	8.450%	8/1/34	440,000	631,868
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	50,000	63,907
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	420,000	457,800
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	70,000	85,224
Comcast Corp., Senior Notes	6.300%	11/15/17	1,000,000	1,167,362
Comcast Corp., Senior Notes	5.700%	5/15/18	950,000	1,096,936
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,200,000	1,338,000
DISH DBS Corp., Senior Notes	7.875%	9/1/19	220,000	261,800
DISH DBS Corp., Senior Notes	5.125%	5/1/20	100,000	105,000
DISH DBS Corp., Senior Notes	5.000%	3/15/23	410,000	417,175
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	1,560,000	1,618,500	(a)
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	1,270,000	1,580,237
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,830,000	1,967,109
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	70,000	77,479

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	13

Schedule of investments (cont’d)

May 31, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Time Warner Inc., Senior Notes	7.625%	4/15/31	380,000	$527,434
UBM PLC, Notes	5.750%	11/3/20	920,000	996,336	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,000,000	1,070,000	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	290,000	317,550	(a)
Viacom Inc., Senior Notes	5.850%	9/1/43	1,220,000	1,396,983
Total Media				15,176,700
Specialty Retail — 0.2%
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,300,000	1,330,888	(a)(b)
Total Consumer Discretionary				30,901,099
Consumer Staples — 2.3%
Beverages — 0.4%
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	530,000	530,000	(a)
Heineken NV, Senior Notes	0.800%	10/1/15	2,000,000	2,005,320	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	750,000	801,519	(a)
Total Beverages				3,336,839
Food & Staples Retailing — 0.9%
Cencosud SA, Senior Notes	5.500%	1/20/21	1,430,000	1,494,354	(a)
Cencosud SA, Senior Notes	4.875%	1/20/23	870,000	861,303	(a)
CVS Caremark Corp., Senior Notes	2.750%	12/1/22	600,000	581,924
CVS Caremark Corp., Senior Notes	4.000%	12/5/23	1,070,000	1,129,580
CVS Caremark Corp., Senior Notes	5.750%	5/15/41	520,000	625,224
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	23,078	25,036	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	35,784	40,465
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	73,884	86,000
Kroger Co., Senior Notes	3.300%	1/15/21	1,460,000	1,495,491
Kroger Co., Senior Notes	3.400%	4/15/22	350,000	355,949
Kroger Co., Senior Notes	5.150%	8/1/43	660,000	711,596
Total Food & Staples Retailing				7,406,922
Food Products — 0.4%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	730,000	838,550
Mondelez International Inc., Senior Notes	5.375%	2/10/20	1,210,000	1,391,308
Mondelez International Inc., Senior Notes	4.000%	2/1/24	720,000	745,291
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	500,000	515,452	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	180,000	187,533	(a)
Total Food Products				3,678,134
Tobacco — 0.6%
Altria Group Inc., Senior Notes	4.125%	9/11/15	1,050,000	1,098,262
Altria Group Inc., Senior Notes	10.200%	2/6/39	710,000	1,196,862

See Notes to Financial Statements.

14	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — continued
Altria Group Inc., Senior Notes	5.375%	1/31/44	340,000	$369,391
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	810,000	1,014,178
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	1,150,000	1,398,617
Reynolds American Inc., Senior Notes	3.250%	11/1/22	270,000	261,146
Total Tobacco				5,338,456
Total Consumer Staples				19,760,351
Energy — 5.8%
Energy Equipment & Services — 0.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	180,000	190,800
Transocean Inc., Senior Notes	2.500%	10/15/17	430,000	439,810
Total Energy Equipment & Services				630,610
Oil, Gas & Consumable Fuels — 5.7%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	120,000	127,950
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	580,000	606,100
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	440,000	460,900
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	3,372,000	3,751,576
Apache Corp., Senior Notes	1.750%	4/15/17	1,780,000	1,817,200
BP Capital Markets PLC, Senior Notes	3.200%	3/11/16	1,000,000	1,047,899
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	112,375
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	320,000	372,000
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	50,000	56,188
Continental Resources Inc., Senior Notes	4.500%	4/15/23	500,000	535,093
Dolphin Energy Ltd., Senior Secured Bonds	5.500%	12/15/21	1,140,000	1,308,150	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	860,000	1,047,334
Ecopetrol SA, Senior Notes	5.875%	9/18/23	1,000,000	1,116,250
Ecopetrol SA, Senior Notes	5.875%	5/28/45	820,000	844,600
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,220,000	1,329,800
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	490,000	551,861
El Paso LLC, Senior Notes	7.250%	6/1/18	200,000	227,656
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	440,000	468,600
Kerr-McGee Corp., Notes	6.950%	7/1/24	150,000	192,183
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	240,000	242,024	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,960,000	2,153,550	(a)
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	400,000	425,000	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	1,000,000	1,045,000

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	15

Schedule of investments (cont’d)

May 31, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Noble Energy Inc., Senior Notes	4.150%	12/15/21	700,000	$753,543
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,280,000	1,417,600	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	300,000	332,250	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	1,100,000	1,083,500	(a)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,000,000	1,022,500
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,180,000	1,127,460
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	2,170,000	2,307,350
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	1,850,000	1,702,000	(a)
Petroleos Mexicanos, Notes	6.375%	1/23/45	1,030,000	1,185,787	(a)
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	160,000	177,600
PT Pertamina Persero, Notes	5.250%	5/23/21	400,000	415,000	(a)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	1,520,000	1,521,976	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	500,000	522,700	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	380,000	422,750
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,165,000	1,165,000
Range Resources Corp., Senior Notes	5.000%	8/15/22	230,000	241,500
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	360,000	375,689
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	230,000	248,975
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	110,000	118,525
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	1,960,000	2,082,500
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,940,000	2,095,931	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,130,000	1,161,075	(a)
Samson Investment Co., Senior Notes	10.750%	2/15/20	1,100,000	1,149,500	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,140,000	1,225,500	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	1,500,000	1,570,605	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	2,800,000	3,051,894
Total Oil, Gas & Consumable Fuels				48,317,999
Total Energy				48,948,609
Financials — 10.0%
Banks — 6.1%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	270,000	274,569	(a)
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	6/27/14	370,000	299,700	(c)(d)
Bank of America Corp., Senior Notes	2.600%	1/15/19	750,000	761,523
Bank of America Corp., Senior Notes	5.625%	7/1/20	150,000	172,999
Bank of America Corp., Senior Notes	3.300%	1/11/23	160,000	157,552
Bank of America Corp., Senior Notes	4.000%	4/1/24	1,170,000	1,196,976

See Notes to Financial Statements.

16	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of America Corp., Senior Notes	5.000%	1/21/44	1,840,000	$1,951,235
Bank of America Corp., Senior Notes	4.875%	4/1/44	880,000	917,110
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	1,000,000	1,099,791
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	410,000	430,229
BNP Paribas SA, Senior Notes	2.375%	9/14/17	1,030,000	1,058,121
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,395,030	(a)(c)(d)
CIT Group Inc., Senior Notes	4.250%	8/15/17	360,000	377,100
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,000,000	1,032,500
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,050,000	1,065,960	(c)(d)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	650,000	654,875	(c)(d)
Citigroup Inc., Senior Notes	3.953%	6/15/16	660,000	698,419
Citigroup Inc., Subordinated Notes	5.500%	2/15/17	5,570,000	6,152,338
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	680,000	751,794
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,000,000	1,062,777
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	1,240,000	1,309,011
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	450,000	528,750	(a)(c)(d)
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	360,000	380,599
ING Bank NV, Subordinated Notes	5.800%	9/25/23	1,300,000	1,453,784	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,710,000	1,633,050	(c)(d)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	160,000	156,352
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,190,000	1,198,676	(d)
Mizuho Financial Group Cayman 3 Ltd., Subordinated Bonds	4.600%	3/27/24	1,100,000	1,137,070	(a)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	260,000	263,690
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	983,170	(a)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	2,460,000	2,512,583
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	330,000	334,429
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	470,000	509,736
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	740,000	794,011
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	3,270,000	3,271,939
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	1,500,000	1,553,846	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,850,000	1,963,923	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	2,060,000	2,163,000	(c)(d)
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	5,928,000	6,280,597
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	820,000	827,191
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	460,000	501,970
Total Banks				51,267,975

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	17

Schedule of investments (cont’d)

May 31, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — 2.4%
Credit Suisse NY, Senior Notes	2.300%	5/28/19	1,640,000	$1,647,136
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	7/14/14	60,000	48,300	(c)(d)
Goldman Sachs Group Inc., Senior Notes	3.300%	5/3/15	500,000	512,283
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	4,400,000	4,598,238
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,800,000	2,070,302
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	600,000	694,251
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	780,000	960,845
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	7/14/14	100,000	0	(d)(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	2,350,000	0	(e)(f)(g)(h)
Merrill Lynch & Co. Inc., Subordinated Notes	6.050%	5/16/16	5,180,000	5,656,622
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,530,000	1,791,904
Northern Trust Corp., Subordinated Notes	3.950%	10/30/25	610,000	633,448
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	560,000	617,876
State Street Corp., Subordinated Notes	3.100%	5/15/23	350,000	341,763
UBS AG Stamford CT, Subordinated Notes	5.875%	7/15/16	1,000,000	1,098,427
Total Capital Markets				20,671,395
Consumer Finance — 0.5%
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	270,000	274,050
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	320,000	317,200
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,580,000	1,891,729
SLM Corp., Senior Notes	3.875%	9/10/15	1,700,000	1,746,750
Total Consumer Finance				4,229,729
Diversified Financial Services — 0.8%
General Electric Capital Corp., Senior Notes	1.000%	1/8/16	2,500,000	2,519,505
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	2,000,000	2,298,262
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	70,000	93,902
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	8.875%	2/1/18	1,660,000	1,730,550
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	540,000	(a)(c)
Total Diversified Financial Services				7,182,219
Insurance — 0.1%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	518,000	592,746
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	220,000	297,469	(a)
Total Insurance				890,215
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	760,000	802,027
Total Financials				85,043,560

See Notes to Financial Statements.

18	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 2.9%
Biotechnology — 0.2%
Amgen Inc., Senior Notes	2.500%	11/15/16	1,500,000	$1,557,289
Amgen Inc., Senior Notes	4.500%	3/15/20	370,000	403,397
Total Biotechnology				1,960,686
Health Care Providers & Services — 2.0%
AmerisourceBergen Corp., Senior Notes	5.875%	9/15/15	50,000	53,340
DJO Finance LLC/DJO Finance Corp., Senior Secured Notes	8.750%	3/15/18	1,500,000	1,612,500
Express Scripts Inc., Senior Notes	3.125%	5/15/16	4,600,000	4,808,224
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	1,180,000	1,334,875	(a)
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	668,520
HCA Inc., Senior Secured Notes	5.875%	3/15/22	200,000	217,750
HCA Inc., Senior Secured Notes	5.000%	3/15/24	220,000	223,300
Humana Inc., Senior Notes	7.200%	6/15/18	340,000	406,569
Humana Inc., Senior Notes	3.150%	12/1/22	110,000	108,168
Humana Inc., Senior Notes	8.150%	6/15/38	680,000	989,711
MedImpact Holdings Inc., Senior Secured Notes	10.500%	2/1/18	1,890,000	2,069,550	(a)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	510,000	589,095
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	1,000,000	988,959
WellPoint Inc., Notes	5.875%	6/15/17	1,466,000	1,648,922
WellPoint Inc., Senior Notes	1.250%	9/10/15	150,000	151,289
WellPoint Inc., Senior Notes	3.125%	5/15/22	500,000	501,667
Total Health Care Providers & Services				16,372,439
Pharmaceuticals — 0.7%
AbbVie Inc., Senior Notes	1.200%	11/6/15	2,500,000	2,521,632
AbbVie Inc., Senior Notes	2.900%	11/6/22	650,000	640,077
ConvaTec Healthcare E SA, Senior Notes	10.500%	12/15/18	1,000,000	1,092,500	(a)
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	1,000,000	995,000
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	560,000	571,812	(a)
Total Pharmaceuticals				5,821,021
Total Health Care				24,154,146
Industrials — 1.6%
Aerospace & Defense — 0.2%
Erickson Inc., Senior Secured Notes	8.250%	5/1/20	1,500,000	1,530,000	(a)
Airlines — 0.2%
Air 2 US, Notes	8.027%	10/1/19	329,905	349,699	(a)
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	39,157	42,877
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	47,372	52,228

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	19

Schedule of investments (cont’d)

May 31, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	126,725	$142,248
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	784,675	914,146
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	170,000	172,210	(a)
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	159,298	172,838
Total Airlines				1,846,246
Building Products — 0.1%
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	980,000	1,046,150	(a)
Commercial Services & Supplies — 0.1%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	334,524
Waste Management Inc., Senior Notes	3.500%	5/15/24	480,000	484,445
Total Commercial Services & Supplies				818,969
Construction & Engineering — 0.3%
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	2,110,000	2,068,822	(a)
Electrical Equipment — 0.1%
Eaton Corp., Senior Notes	4.150%	11/2/42	1,140,000	1,107,890
Industrial Conglomerates — 0.1%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	700,000	726,250	(a)
Machinery — 0.1%
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	800,000	909,187
Road & Rail — 0.3%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	1,280,000	1,303,583	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,180,000	1,228,675	(a)
Total Road & Rail				2,532,258
Trading Companies & Distributors — 0.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	690,000	694,312	(a)
Total Industrials				13,280,084
Information Technology — 0.9%
Internet Software & Services — 0.3%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	600,000	703,500
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,800,000	1,966,500
Total Internet Software & Services				2,670,000
IT Services — 0.3%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	210,000	225,488	(a)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	1,440,000	1,598,400
WEX Inc., Senior Notes	4.750%	2/1/23	830,000	804,062	(a)
Total IT Services				2,627,950

See Notes to Financial Statements.

20	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Semiconductors & Semiconductor Equipment — 0.3%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	1,310,000	$1,541,637
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	720,000	833,321
Total Semiconductors & Semiconductor Equipment				2,374,958
Software — 0.0%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	320,000	344,800	(a)
Total Information Technology				8,017,708
Materials — 5.4%
Chemicals — 0.2%
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	270,000	284,175
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,200,000	1,434,468
Total Chemicals				1,718,643
Construction Materials — 0.4%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	2,450,000	2,878,750	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	420,000	453,600	(a)
Total Construction Materials				3,332,350
Containers & Packaging — 0.6%
Ball Corp., Senior Notes	5.000%	3/15/22	260,000	268,450
Ball Corp., Senior Notes	4.000%	11/15/23	490,000	463,050
Graphic Packaging International Inc., Senior Notes	4.750%	4/15/21	1,300,000	1,304,875
Pactiv LLC, Senior Notes	7.950%	12/15/25	500,000	517,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	1,000,000	1,101,250
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	1,000,000	1,040,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	140,000	150,850
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	70,000	72,365
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	40,000	41,228
Total Containers & Packaging				4,959,568
Metals & Mining — 3.9%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	1,450,000	1,624,870
ArcelorMittal, Senior Notes	5.000%	2/25/17	180,000	190,350
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	520,000	506,821
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	510,000	558,949
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	270,000	274,108
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	280,000	279,721
Evraz Group SA, Notes	6.750%	4/27/18	2,840,000	2,765,450	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,310,000	2,512,125	(a)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	21

Schedule of investments (cont’d)

May 31, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	540,000	$569,700	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	970,000	983,618
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.875%	3/15/23	120,000	118,393
Glencore Canada Corp., Senior Notes	5.375%	6/1/15	3,600,000	3,756,416
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	2,920,000	2,774,000	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,750,000	1,901,004
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,850,000	2,639,168
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	410,000	440,238
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,276,000	3,638,761
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	680,000	698,473
Vedanta Resources PLC, Senior Bonds	8.250%	6/7/21	500,000	559,400	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	2,730,000	2,822,137	(a)
Volcan Cia Minera SAA, Senior Notes	5.375%	2/2/22	1,900,000	1,871,500	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	680,000	689,160	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	530,000	542,318	(a)
Total Metals & Mining				32,716,680
Paper & Forest Products — 0.3%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	2,890,000	2,912,253
Total Materials				45,639,494
Telecommunication Services — 3.3%
Diversified Telecommunication Services — 2.6%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	250,000	253,750	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	1,510,000	2,412,103
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	1,470,000	1,576,575	(a)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,570,000	2,769,175	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	700,000	766,500
Level 3 Financing Inc., Senior Notes	8.125%	7/1/19	1,960,000	2,141,300
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	193,988
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,800,000	1,802,160	(a)
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	80,000	90,763
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	230,000	257,697
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,300,000	1,433,250	(a)
Verizon Communications Inc., Senior Notes	3.450%	3/15/21	920,000	953,868
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	3,850,000	4,334,130
Verizon Communications Inc., Senior Notes	4.150%	3/15/24	460,000	481,952
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	900,000	1,106,487
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	1,390,000	1,764,312
Total Diversified Telecommunication Services				22,338,010

See Notes to Financial Statements.

22	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 0.7%
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,200,000	$2,673,000	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,850,000	2,964,000	(a)
Total Wireless Telecommunication Services				5,637,000
Total Telecommunication Services				27,975,010
Utilities — 0.7%
Electric Utilities — 0.4%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	1,960,000	1,985,480	(a)
Curtis Palmer LLC, Senior Notes	5.900%	7/15/14	1,500,000	1,507,942	(a)
Total Electric Utilities				3,493,422
Independent Power and Renewable Electricity Producers — 0.3%
AES Corp., Senior Notes	7.750%	10/15/15	169,000	182,520
AES Corp., Senior Notes	4.875%	5/15/23	350,000	343,000
AES Corp., Senior Notes	5.500%	3/15/24	350,000	358,750
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	488,000	547,780	(a)
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	260,000	272,350	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	8/11/16	420,000	0	(f)(g)(h)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	915,837	1,034,896
Total Independent Power and Renewable Electricity Producers				2,739,296
Total Utilities				6,232,718
Total Corporate Bonds & Notes (Cost — $299,245,285)				309,952,779
Asset-Backed Securities — 9.0%
Access Group Inc., 2005-B B2	0.729%	7/25/35	4,155,911	3,698,760	(c)
Access Group Inc., 2007-1 C	0.629%	10/25/35	1,840,274	1,680,969	(c)
ACE Securities Corp., 2006-GP1 A	0.410%	2/25/31	343,173	323,433	(c)
ALM Loan Funding, 2013-10A B	2.846%	1/15/25	900,000	875,250	(a)(c)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.185%	7/25/32	299,682	271,299	(c)
Argent Securities Inc., 2003-W8 M1	1.202%	12/25/33	1,331,726	1,281,758	(c)
Arrowpoint CLO Ltd., 2014-2A C	2.984%	3/12/26	600,000	576,000	(a)(c)
Asset Backed Securities Corp. Home Equity Loan Trust, 2005-HE3 M4	1.095%	4/25/35	1,250,000	1,093,849	(c)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	1,205,551	1,200,126	(g)
Avis Budget Rental Car Funding AESOP LLC, 2014-1A C	3.750%	7/20/20	4,000,000	4,043,544	(a)
Carlyle Global Market Strategies, 2013-4A C	3.027%	10/15/25	600,000	591,120	(a)(c)
Carlyle Global Market Strategies, 2014-2A D	3.729%	5/15/25	1,100,000	1,048,300	(a)(c)
Cent CLO LP, 2014-21A C	3.725%	7/27/26	500,000	470,000	(a)(c)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664	137,050

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	23

Schedule of investments (cont’d)

May 31, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Chase Funding Loan Acquisition Trust, 2004-AQ1 M1	0.880%	5/25/34	2,202,951	$1,878,099	(c)
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.350%	11/25/45	464,955	447,504	(a)(c)
Fieldstone Mortgage Investment Corp., 2004-4 M3	2.102%	10/25/35	1,370,000	1,129,621	(c)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000	753,024
Fremont Home Loan Trust, 2006-B 2A2	0.250%	8/25/36	458,033	185,719	(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.330%	12/25/36	882,610	757,835	(c)
Greenpoint Manufactured Housing, 1999-2 A2	2.910%	3/18/29	325,000	271,442	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.535%	6/19/29	150,000	127,197	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.652%	2/20/30	175,000	148,464	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.650%	2/20/32	275,000	251,678	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.656%	3/13/32	350,000	315,116	(c)
GSAMP Trust, 2004-SEA2 M2	1.400%	3/25/34	3,700,000	3,359,267	(c)
GSAMP Trust, 2006-S3 A1	6.585%	5/25/36	1,400,087	178,780
GSAMP Trust, 2006-SEA1 A	0.452%	5/25/36	107,738	106,519	(a)(c)
GSAMP Trust, 2007-FM1 A2C	0.320%	12/25/36	1,921,001	1,051,971	(c)
GSAMP Trust, 2007-FM1 A2D	0.400%	12/25/36	3,171,463	1,760,305	(c)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.452%	9/25/36	172,229	162,402	(a)(c)
Hildene CLO Ltd., 2014-2A D	3.924%	7/19/26	750,000	712,500	(a)(c)
Home Equity Mortgage Trust, 2005-3 M3	1.230%	11/25/35	2,920,347	2,480,832	(c)
Indymac Seconds Asset Backed Trust, 2006-A A	0.410%	6/25/36	1,067,016	263,742	(c)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.490%	2/25/36	293,677	286,043	(c)
LCM Limited Partnership, 16A D	3.823%	7/15/26	400,000	386,520	(a)(c)(g)
Lehman XS Trust, 2005-7N 1A1A	0.420%	12/25/35	2,132,875	1,928,537	(c)
Lehman XS Trust, 2006-16N A4B	0.390%	11/25/46	160,020	22,913	(c)
Lehman XS Trust, 2006-GP3 2A2	0.370%	6/25/46	33,796	1,094	(c)
M&T Bank Auto Receivables Trust, 2013-1A R	0.000%	10/15/20	327,100	1,619,145	(a)(g)
Madison Park Funding Ltd., 2013-11A C	2.976%	10/23/25	1,100,000	1,082,580	(a)(c)
MASTR Specialized Loan Trust, 2006-3 A	0.410%	6/25/46	268,942	219,674	(a)(c)
MASTR Specialized Loan Trust, 2007-1 A	0.520%	1/25/37	262,312	162,679	(a)(c)
National Collegiate Student Loan Trust, 2006-3 A4	0.420%	3/26/29	2,210,000	1,979,833	(c)
National Collegiate Student Loan Trust, 2007-4 A3L	1.002%	3/25/38	5,790,000	4,281,955	(c)
Nelnet Student Loan Trust, 2005-4 A4R2	1.147%	3/22/32	2,900,000	2,740,839	(c)
Neuberger Berman CLO Ltd., 2013-15A C	3.077%	10/15/25	350,000	346,896	(a)(c)
Northwoods Capital Ltd., 2014-11A C	2.984%	4/15/25	250,000	240,000	(a)(c)(g)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	177,777	173,593	(c)
Oakwood Mortgage Investors Inc., 2001-E A2	5.050%	12/15/31	3,440,796	2,913,598
Octagon Investment Partners XIX Ltd., 2014-1A C	3.083%	4/15/26	250,000	246,645	(a)(c)

See Notes to Financial Statements.

24	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Option One Mortgage Loan Trust, 2005-1 A4	0.950%	2/25/35	429,841	$420,363	(c)
Origen Manufactured Housing, 2007-A A2	2.193%	4/15/37	2,270,165	1,839,471	(c)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	390,000	115,050	(a)
Pinnacle Park CLO Ltd., 2014-1A D	3.729%	4/15/26	350,000	338,541	(a)(c)
RAAC Series, 2005-SP2 2A	0.450%	6/25/44	2,183,084	1,900,503	(c)
Renaissance Home Equity Loan Trust, 2006-2 AV3	0.390%	8/25/36	5,162,222	2,849,361	(c)
Saratoga Investment Corp. CLO Ltd., 2013-1A C	3.128%	10/20/23	500,000	488,681	(a)(c)
Security National Mortgage Loan Trust, 2007-1A 2A	0.500%	4/25/37	299,371	232,632	(a)(c)
Shackleton CLO Ltd., 2013-4A C	3.244%	1/13/25	1,750,000	1,744,225	(a)(c)(g)
Soundview Home Loan Trust, 2006-EQ1 A3	0.310%	10/25/36	2,187,988	1,799,255	(c)
UCFC Manufactured Housing Contract, 1997-3 M	7.115%	1/15/29	3,866,595	3,841,640
Venture CDO Ltd., 2013-15A C	3.327%	7/15/25	900,000	889,740	(a)(c)(g)
Venture CDO Ltd., 2014-16A A3L	3.118%	4/15/26	2,000,000	1,940,335	(a)(c)
Wells Fargo Home Equity Trust, 2007-2 A3	0.380%	4/25/37	6,950,000	5,100,244	(c)
Whitehorse Ltd., 2013-1A A3L	3.227%	11/24/25	200,000	199,380	(a)(c)
Total Asset-Backed Securities (Cost — $74,430,441)				75,965,440
Collateralized Mortgage Obligations — 11.0%
Adjustable Rate Mortgage Trust, 2004-1 4A1	5.271%	1/25/35	1,478,518	1,472,902	(c)
Adjustable Rate Mortgage Trust, 2005-1 5M1	1.200%	5/25/35	1,751,397	1,563,852	(c)
Banc of America Funding Corp., 2006-D 6A1	5.030%	5/20/36	709,735	618,277	(c)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.623%	7/25/33	16,991	16,366	(c)
Banc of America Mortgage Securities Inc., 2004-A 1A1	2.580%	2/25/34	17,715	17,308	(c)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.376%	12/25/33	395,569	403,648	(c)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.830%	9/25/34	71,338	71,256	(c)
Bear Stearns Alt-A Trust, 2004-11 1A2	0.990%	11/25/34	59,267	58,232	(c)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.650%	3/25/35	25,785	25,113	(c)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.625%	1/25/36	273,626	216,018	(c)
Bear Stearns ARM Trust, 2004-12 1A1	2.650%	2/25/35	71,890	65,987	(c)
Bear Stearns Asset-Backed Securities Trust, 2005-AC9 A4	16.500%	12/25/35	898,876	1,057,264	(c)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.310%	12/25/46	697,415	527,081	(c)
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	870,000	848,088
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	640,000	519,800	(c)
Citigroup Commercial Mortgage Trust, 2006-C5 AJ	5.482%	10/15/49	360,000	361,963
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.410%	11/25/35	348,904	239,431	(c)
Citigroup Mortgage Loan Trust Inc., 2006-WFH2 A3	0.370%	8/25/36	3,450,000	2,982,546	(c)
COBALT CMBS Commercial Mortgage Trust, 2007-C3 AJ	5.772%	5/15/46	790,000	815,945	(c)
COMM Mortgage Trust, 2006-C8 AJ	5.377%	12/10/46	800,000	814,302
Countrywide Alternative Loan Trust, 2004-36CB 2A1	5.500%	2/25/35	2,268,755	2,275,856

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	25

Schedule of investments (cont’d)

May 31, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Countrywide Alternative Loan Trust, 2005-24 4A1	0.381%	7/20/35	468,180	$410,106	(c)
Countrywide Alternative Loan Trust, 2005-28CB 2A3	5.750%	8/25/35	2,896,232	2,652,508
Countrywide Alternative Loan Trust, 2005-51 2A1	0.451%	11/20/35	273,432	226,272	(c)
Countrywide Alternative Loan Trust, 2005-52CB 1A2 IO	4.950%	11/25/35	16,203,958	2,111,473	(c)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.479%	11/20/35	1,216,297	1,019,011	(c)
Countrywide Alternative Loan Trust, 2005-62 1A1	0.450%	12/25/35	4,576,243	3,857,603	(c)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.410%	1/25/46	265,987	214,461	(c)
Countrywide Alternative Loan Trust, 2006-21CB A6 IO	5.450%	7/25/36	6,318,827	1,136,428	(c)
Countrywide Alternative Loan Trust, 2006-4CB 1A4 IO	5.150%	4/25/36	17,705,930	2,879,073	(c)
Countrywide Alternative Loan Trust, 2006-8T1 1A1	0.650%	4/25/36	4,403,501	2,960,518	(c)
Countrywide Alternative Loan Trust, 2006-8T1 1A2, IO	5.350%	4/25/36	10,276,869	1,513,495	(c)
Countrywide Alternative Loan Trust, 2006-J1 1A7	0.850%	2/25/36	4,689,062	3,642,895	(c)
Countrywide Alternative Loan Trust, 2006-OA08 1A2	0.380%	7/25/46	227,137	97,513	(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.082%	6/19/31	24,970	25,164	(c)
Countrywide Home Loans, 2003-60 1A1	2.692%	2/25/34	228,173	228,382	(c)
Countrywide Home Loans, 2003-HYB1 1A1	2.706%	5/19/33	15,822	15,872	(c)
Countrywide Home Loans, 2006-03 1A2	0.480%	3/25/36	233,848	107,305	(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-07 2A1	0.770%	3/25/35	744,639	662,961	(c)
Credit Suisse Commercial Mortgage Trust, 2007-C2 AJ	5.612%	1/15/49	370,000	369,726	(c)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.600%	6/25/34	107,979	99,883	(c)
DSLA Mortgage Loan Trust, 2004-AR2 A1A	0.971%	11/19/44	3,860,381	3,477,319	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.349%	7/15/37	2,683,115	422,777	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.661%	7/25/21	3,680,168	354,341	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.193%	4/25/20	1,084,269	57,266	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.660%	6/25/20	401,510	30,912	(c)
Federal National Mortgage Association (FNMA), 2010-100 CS, IO	6.500%	9/25/40	1,809,072	273,774	(c)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	256,517	286,537
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	2,429,532	403,143
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.221%	2/25/36	391,900	312,085	(c)
GE Business Loan Trust, 2006-2A C	0.531%	11/15/34	1,107,632	967,641	(a)(c)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	830,000	803,393	(c)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.949%	9/16/46	24,184,735	1,237,049	(c)
Government National Mortgage Association (GNMA), 2012-087 IO, IO	0.921%	8/16/52	24,610,412	1,640,333	(c)

See Notes to Financial Statements.

26	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.859%	2/16/53	17,906,778	$1,207,955	(c)
Government National Mortgage Association (GNMA), 2012-114 IO, IO	1.034%	1/16/53	5,411,778	484,370	(c)
Government National Mortgage Association (GNMA), 2012-125 IO, IO	0.858%	2/16/53	8,709,627	611,424	(c)
Government National Mortgage Association (GNMA), 2013-113 AZ	3.000%	8/20/43	2,045,453	1,544,034
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.124%	9/16/44	6,882,315	533,387	(c)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	1.039%	6/16/55	13,459,261	959,376	(c)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	1.040%	9/16/55	7,275,516	554,794	(c)
Government National Mortgage Association (GNMA), 2014-47 IA, IO	1.384%	2/16/48	7,411,304	618,073	(c)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.400%	4/25/36	919,675	1,542,295	(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.380%	4/25/36	273,421	197,710	(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.360%	4/25/36	2,632,312	1,995,761	(c)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	790,000	812,957
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.500%	1/25/36	2,060,520	1,742,862	(a)(c)
HarborView Mortgage Loan Trust, 2006-13 A	0.331%	11/19/46	322,993	255,587	(c)
IMPAC CMB Trust, 2004-5 1A1	0.870%	10/25/34	106,875	104,062	(c)
IMPAC Secured Assets Corp., 2004-3 1A4	0.950%	11/25/34	8,761	8,557	(c)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	143,638	142,560
Lehman Mortgage Trust, 2006-8 2A2, IO	6.430%	12/25/36	15,766,865	4,032,652	(c)
Lehman Mortgage Trust, 2007-1 2A3, IO	6.480%	2/25/37	5,055,161	1,313,715	(c)
MASTR ARM Trust, 2003-3 3A4	2.111%	9/25/33	1,251,693	1,251,529	(c)
Merrill Lynch Alternative Note Asset Trust, 2007-OAR1 A1	0.320%	2/25/37	1,044,688	966,455	(c)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	2.566%	5/25/34	229,439	229,617	(c)
Merrill Lynch Mortgage Trust, 2006-C2 AJ	5.802%	8/12/43	840,000	857,132	(c)
ML-CFC Commercial Mortgage Trust, 2006-3 AJ	5.485%	7/12/46	1,370,000	1,405,350	(c)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	840,000	816,146	(c)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.736%	8/25/34	55,808	55,411	(c)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.818%	3/25/36	338,097	268,217	(c)
Nomura Asset Acceptance Corp., 2006-AF2 4A	3.205%	8/25/36	277,290	206,589	(c)
Nomura Resecuritization Trust, 2010-4RA 1A2	2.470%	8/26/34	1,500,000	1,243,405	(a)(c)
Residential Accredit Loans Inc., 2006-QO2 A1	0.370%	2/25/46	3,633,763	1,778,207	(c)
Residential Accredit Loans Inc., 2006-QO3 A1	0.360%	4/25/46	2,003,735	1,005,244	(c)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	27

Schedule of investments (cont’d)

May 31, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — continued
Residential Accredit Loans Inc., 2006-QO3 A2	0.410%	4/25/46	1,039,408		$528,144	(c)
Residential Accredit Loans Inc., 2006-QO3 A3	0.480%	4/25/46	1,455,097		729,772	(c)
Residential Accredit Loans Inc., 2007-QO1 A1	0.300%	2/25/47	1,845,299		1,480,007	(c)
Sequoia Mortgage Trust, 2007-4 4A1	3.783%	7/20/47	968,882		850,271	(c)
Structured ARM Loan Trust, 2004-04 3A2	2.501%	4/25/34	620,794		623,026	(c)
Structured ARM Loan Trust, 2004-07 A1	0.555%	6/25/34	15,752		14,534	(c)
Structured ARM Loan Trust, 2004-16 2A	2.420%	11/25/34	818,857		815,379	(c)
Structured ARM Loan Trust, 2005-19XS 1A1	0.470%	10/25/35	857,868		754,898	(c)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	0.891%	12/19/33	63,881		61,808	(c)
Structured Asset Securities Corp., 2002-08A 7A1	1.842%	5/25/32	50,719		50,481	(c)
Structured Asset Securities Corp., 2002-11A 1A1	1.898%	6/25/32	3,894		3,911	(c)
Structured Asset Securities Corp., 2002-16A 1A1	2.709%	8/25/32	169,261		168,058	(c)
Structured Asset Securities Corp., 2002-18A 1A1	2.743%	9/25/32	5,478		5,502	(c)
Structured Asset Securities Corp., 2004-NP1 A	0.950%	9/25/33	160,675		158,416	(a)(c)
Structured Asset Securities Corp., 2004-NP2 A	0.500%	6/25/34	1,887,777		1,742,884	(a)(c)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.050%	3/25/44	26,413		23,937	(c)
Wachovia Bank Commercial Mortgage Trust, 2006-C28 AJ	5.632%	10/15/48	700,000		719,608	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR03 A1A	1.094%	5/25/46	3,850,981		2,941,876	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR06 2A	1.084%	8/25/46	3,855,162		2,659,449	(c)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.614%	5/25/35	178,722		179,177	(c)
WF-RBS Commercial Mortgage Trust, 2012-C10 D	4.459%	12/15/45	700,000		667,002	(a)(c)
Total Collateralized Mortgage Obligations (Cost — $92,971,803)					93,392,027
Convertible Bonds & Notes — 0.0%
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost — $41,615)	8.000%	1/31/20	285,000	MXN	36,577	(a)
Mortgage-backed Securities — 3.7%
FHLMC — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	5/1/43-7/1/43	772,948		821,779
FNMA — 3.6%
Federal National Mortgage Association (FNMA)	5.000%	1/1/39-7/1/39	1,625,381		1,796,905
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	1,388,823		1,581,776
Federal National Mortgage Association (FNMA)	3.500%	4/1/43-10/1/43	23,504,991		24,309,322

See Notes to Financial Statements.

28	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
FNMA — continued
Federal National Mortgage Association (FNMA)	4.000%	4/1/43-7/1/43	2,272,613		$2,417,112
Total FNMA					30,105,115
GNMA — 0.0%
Government National Mortgage Association (GNMA) II	4.500%	4/20/41	386,059		421,507
Total Mortgage-backed Securities (Cost — $31,037,867)					31,348,401
Non-U.S. Treasury Inflation Protected Securities — 0.3%
Brazil — 0.3%
Federative Republic of Brazil, Notes (Cost — $2,678,731)	6.000%	8/15/50	6,124,879	BRL	2,749,600
Senior Loans — 2.8%
Consumer Discretionary — 1.3%
Auto Components — 0.1%
INA Beteiligungsgesellschaft mbH, USD Term Loan E	3.750%	5/15/20	610,000		612,615	(i)(j)
Diversified Consumer Services — 0.1%
ServiceMaster Co., New Term Loan	4.250%	1/31/17	987,500		986,618	(i)(j)
Hotels, Restaurants & Leisure — 0.5%
Caesars Entertainment Operating Co., Extended Term Loan B6	5.400%	1/26/18	1,719,818		1,602,655	(i)(j)
CCM Merger Inc., New Term Loan B	5.000%	3/1/17	675,360		674,093	(i)(j)
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	1,125,000		1,120,469	(i)(j)
MGM Resorts International, Term Loan B	3.500%	12/20/19	497,481		496,082	(i)(j)
Total Hotels, Restaurants & Leisure					3,893,299
Media — 0.2%
CSC Holdings Inc., New Term Loan B	2.650%	4/17/20	497,841		492,137	(i)(j)
TWCC Holding Corp., REFI Term Loan B	3.500%	2/13/17	969,641		961,762	(i)(j)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	721,566		718,989	(i)(j)
Total Media					2,172,888
Specialty Retail — 0.4%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	1,587,929		1,288,870	(i)(j)
Michaels Stores Inc., New Term Loan	3.750%	1/28/20	992,481		992,275	(i)(j)
Party City Holdings Inc., Term Loan	4.000%	7/27/19	1,042,794		1,037,797	(i)(j)
Total Specialty Retail					3,318,942
Total Consumer Discretionary					10,984,362
Consumer Staples — 0.1%
Food Products — 0.1%
Big Heart Pet Brands, New Term Loan	3.500%	3/8/20	824,299		816,829	(i)(j)
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Peabody Energy Corp., Term Loan B	4.250%	9/24/20	616,900		618,571	(i)(j)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	29

Schedule of investments (cont’d)

May 31, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 0.4%
Health Care Providers & Services — 0.2%
MPH Acquisition Holdings LLC, Term Loan	4.000%	3/31/21	903,273	$899,133	(i)(j)
Radnet Management Inc., Term Loan B	4.250-5.500%	10/10/18	994,952	992,776	(i)(j)
Total Health Care Providers & Services				1,891,909
Pharmaceuticals — 0.2%
Par Pharmaceutical Cos. Inc., Term Loan B2	4.000%	9/30/19	1,234,406	1,230,395	(i)(j)
Total Health Care				3,122,304
Industrials — 0.3%
Commercial Services & Supplies — 0.1%
Language Line LLC, New Term Loan B	6.250%	6/20/16	247,184	247,107	(i)(j)
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	992,462	992,462	(i)(j)
Total Commercial Services & Supplies				1,239,569
Machinery — 0.2%
Intelligrated Inc., First Lien Term Loan	4.500%	7/30/18	985,008	981,929	(i)(j)
Silver II U.S. Holdings LLC, Term Loan	4.000%	12/13/19	485,731	485,225	(i)(j)
Total Machinery				1,467,154
Total Industrials				2,706,723
Information Technology — 0.1%
IT Services — 0.1%
First Data Corp., Extended 2018 Term Loan B	4.150%	3/24/18	612,309	613,179	(i)(j)
Software — 0.0%
Activision Blizzard Inc., Term Loan B	3.250%	10/12/20	339,000	339,159	(i)(j)
Total Information Technology				952,338
Materials — 0.2%
Chemicals — 0.1%
Kronos Inc., Initial Incremental Term Loan	4.500%	10/30/19	987,284	989,752	(i)(j)
Metals & Mining — 0.1%
FMG Resources (August 2006) Pty Ltd., New Term Loan B	3.750%	6/30/19	644,760	643,753	(i)(j)
Total Materials				1,633,505
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings S.A., Term Loan B2	3.750%	6/30/19	478,252	478,849	(i)(j)
Wireless Telecommunication Services — 0.1%
Telesat Canada, USD Term Loan B2	3.500%	3/28/19	972,622	970,434	(i)(j)
Total Telecommunication Services				1,449,283
Utilities — 0.1%
Electric Utilities — 0.1%
Equipower Resources Holdings LLC, First Lien Term Loan	4.250%	12/21/18	975,340	978,185	(i)(j)

See Notes to Financial Statements.

30	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Independent Power and Renewable Electricity Producers — 0.0%
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	139,016		$142,492	(i)(j)
Total Utilities					1,120,677
Total Senior Loans (Cost — $23,718,662)					23,404,592
Sovereign Bonds — 6.1%
Brazil — 1.0%
Federative Republic of Brazil, Notes	10.000%	1/1/17	19,358,000	BRL	8,311,324
Hungary — 0.2%
Hungary Government Bond, Bonds	6.500%	6/24/19	345,020,000	HUF	1,752,921
Italy — 2.1%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	3.750%	5/1/21	12,280,000	EUR	18,239,674
Malaysia — 0.3%
Federation of Malaysia, Bonds	4.160%	7/15/21	7,530,000	MYR	2,367,661
Mexico — 1.1%
United Mexican States, Bonds	6.500%	6/9/22	109,730,900	MXN	9,008,628
United Mexican States, Bonds	10.000%	12/5/24	1,570,000	MXN	161,583
Total Mexico					9,170,211
New Zealand — 0.4%
New Zealand Government Bond, Senior Bonds	3.000%	4/15/20	4,070,000	NZD	3,266,097
Poland — 0.7%
Republic of Poland, Bonds	5.250%	10/25/20	9,180,000	PLN	3,341,950
Republic of Poland, Bonds	4.000%	10/25/23	1,390,000	PLN	469,832
Republic of Poland, Senior Notes	4.000%	1/22/24	2,370,000		2,476,650
Total Poland					6,288,432
Turkey — 0.3%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	2,000,000		2,185,000
Total Sovereign Bonds (Cost — $50,218,704)					51,581,320
U.S. Government & Agency Obligations — 15.2%
U.S. Government Agencies — 0.2%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,000,000		1,762,940
U.S. Government Obligations — 15.0%
U.S. Treasury Bonds	3.750%	11/15/43	20,510,000		22,253,350
U.S. Treasury Bonds	3.625%	2/15/44	13,370,000		14,180,556
U.S. Treasury Notes	0.250%	9/15/15	80,000		80,087
U.S. Treasury Notes	0.250%	10/15/15	70,000		70,066
U.S. Treasury Notes	0.375%	4/30/16	480,000		480,337
U.S. Treasury Notes	1.500%	7/31/16	360,000		368,212
U.S. Treasury Notes	1.000%	8/31/16	950,000		961,355

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	31

Schedule of investments (cont’d)

May 31, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	0.750%	6/30/17	860,000	$857,850
U.S. Treasury Notes	0.500%	7/31/17	1,670,000	1,650,691
U.S. Treasury Notes	0.750%	10/31/17	1,160,000	1,151,029
U.S. Treasury Notes	0.625%	11/30/17	4,410,000	4,351,775
U.S. Treasury Notes	0.625%	4/30/18	2,800,000	2,741,374
U.S. Treasury Notes	1.375%	7/31/18	30,000	30,134
U.S. Treasury Notes	1.500%	8/31/18	720,000	726,244
U.S. Treasury Notes	1.250%	11/30/18	630,000	626,407
U.S. Treasury Notes	1.625%	4/30/19	24,890,000	25,028,065
U.S. Treasury Notes	1.000%	9/30/19	190,000	183,781
U.S. Treasury Notes	1.250%	10/31/19	4,680,000	4,583,110
U.S. Treasury Notes	1.125%	12/31/19	6,700,000	6,490,625
U.S. Treasury Notes	2.250%	4/30/21	8,450,000	8,575,432
U.S. Treasury Notes	1.625%	8/15/22	960,000	915,000
U.S. Treasury Notes	2.750%	11/15/23	2,920,000	3,006,689
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/43	76,800,000	27,474,355
Total U.S. Government Obligations				126,786,524
Total U.S. Government & Agency Obligations (Cost — $123,071,844)				128,549,464
U.S. Treasury Inflation Protected Securities — 1.1%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,639,530	2,077,977
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,182,040	3,912,495
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	3,451,510	3,527,550
Total U.S. Treasury Inflation Protected Securities (Cost — $9,381,866)				9,518,022

			Shares
Common Stocks — 0.0%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Tropicana Entertainment Inc.(Cost — $284,300)			17,138	304,199	*
Preferred Stocks — 0.6%
Financials — 0.6%
Capital Markets — 0.1%
State Street Corp.	5.900%		43,799	1,144,468	(c)
Consumer Finance — 0.5%
GMAC Capital Trust I	8.125%		158,099	4,287,645	(c)
Total Preferred Stocks (Cost — $5,056,591)				5,432,113

See Notes to Financial Statements.

32	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Western Asset Total Return Unconstrained Fund

Security		Expiration Date	Contracts/ Notional Amount†	Value
Purchased Options — 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.22 Index, Put @ $105.00		6/18/14	7,750,000	$23,250
Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.IG.22 Index, Put @ 72.50		8/20/14	19,300,000	24,226
Eurodollar Mid Curve 1-Year Futures, Put @ $98.75		9/12/14	702	13,163
Eurodollar Mid Curve 1-Year Futures, Put @ $98.88		9/12/14	702	21,937
Eurodollar Mid Curve 1-Year Futures, Put @ $99.25		6/13/14	414	2,588
Eurodollar Mid Curve 2-Year Futures, Put @ $98.00		6/13/14	223	1,394
Eurodollar Mid Curve 4-Year Futures, Call @ $97.50		9/12/14	280	24,500
U.S. Treasury Notes 5 Year Futures, Put @ $118.00		6/20/14	140	3,281
Total Purchased Options (Cost — $331,788)				114,339
Total Investments before Short-Term Investments (Cost — $712,469,497)				732,348,873

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 8.3%
U.S. Government Agencies — 2.9%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.060%	6/16/14	15,000,000	14,999,194	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.090%	6/23/14	10,000,000	9,999,205	(k)
Total U.S. Government Agencies (Cost — $24,998,399)				24,998,399
Repurchase Agreements — 5.4%
Deutsche Bank Securities Inc. repurchase agreement dated 5/30/14; Proceeds at maturity — $45,500,228; (Fully collateralized by U.S. government agency obligations, 1.060% due 10/12/17; Market value — $46,229,095) (Cost — $45,500,000)	0.060%	6/2/14	45,500,000	45,500,000
Total Short-Term Investments (Cost — $70,498,399)				70,498,399
Total Investments — 94.7% (Cost — $782,967,896#)				802,847,272
Other Assets in Excess of Liabilities — 5.3%				44,510,211
Total Net Assets — 100.0%				$847,357,483

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	33

Schedule of investments (cont’d)

May 31, 2014

Western Asset Total Return Unconstrained Fund

(e)	The coupon payment on these securities is currently in default as of May 31, 2014.

(f)	Illiquid security (unaudited).

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	Value is less than $1.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $783,283,994.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
EUR	— Euro
HUF	— Hungarian Forint
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PLN	— Polish Zloty
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Mid Curve 1-Year Futures, Put	9/12/14	$99.00	702	$35,100
U.S. Treasury 10-Year Notes Futures, Call	6/20/14	125.00	140	126,875
U.S. Treasury Notes 10 Year Futures, Call	6/20/14	125.50	280	175,000
U.S. Treasury Notes 10 Year Futures, Call	6/20/14	126.00	82	33,312
U.S. Treasury Notes 5 Year Futures, Call	6/20/14	119.25	140	97,344

			Notional Amount†
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.IG.22 Index, Call	8/20/14	60.00	19,300,000	16,584
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.IG.22 Index, Put	8/20/14	85.00	19,300,000	11,363
Total Written Options (Premiums Received — $517,881)				$495,578

†	Face amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

34	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Statement of assets and liabilities

May 31, 2014

Assets:
Investments, at value (Cost — $782,967,896)	$802,847,272
Foreign currency, at value (Cost — $2,410,905)	2,317,312
Cash	1,098,008
Receivable for Fund shares sold	27,027,326
Interest and dividends receivable	5,801,167
Deposits with brokers for open futures contracts	5,593,521
Deposits with brokers for centrally cleared swap contracts	5,074,530
Foreign currency collateral for open futures contracts, at value (Cost — $1,240,067)	1,222,844
Receivable for securities sold	1,192,150
Unrealized appreciation on forward foreign currency contracts	1,026,610
Deposits with brokers for OTC swap contracts	100,000
Receivable from broker — variation margin on centrally cleared swaps	86,362
Deposits with brokers for written options	37,330
Premium receivables for written options	25,090
Deposits with brokers for purchased options	5,338
Principal paydown receivable	5,011
Receivable for open OTC swap contracts	27
Prepaid expenses	72,336
Total Assets	853,532,234

Liabilities:
Payable for securities purchased	3,939,393
Investment management fee payable	506,169
Written options, at value (premiums received — $517,881)	495,578
Payable to broker — variation margin on open futures contracts	452,377
Payable for Fund shares repurchased	369,897
Unrealized depreciation on forward foreign currency contracts	110,286
Distributions payable	83,735
Service and/or distribution fees payable	61,374
OTC swaps, at value (premiums received — $0)	3,669
Payable for open OTC swap contracts	629
Accrued expenses	151,644
Total Liabilities	6,174,751
Total Net Assets	$847,357,483

Net Assets:
Par value (Note 7)	$78,954
Paid-in capital in excess of par value	868,072,835
Undistributed net investment income	88,716
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(35,230,251)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	14,347,229
Total Net Assets	$847,357,483

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	35

Statement of assets and liabilities (cont’d)

May 31, 2014

Shares Outstanding:
Class A	2,555,284
Class A2	936
Class C	594,234
Class FI	22,304,606
Class R	999
Class I	27,683,612
Class IS	25,813,882

Net Asset Value:
Class A (and redemption price)	$10.74
Class A2 (and redemption price)	$10.74
Class C*	$10.74
Class FI (and redemption price)	$10.73
Class R (and redemption price)	$10.74
Class I (and redemption price)	$10.74
Class IS (and redemption price)	$10.73
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.22
Class A2 (based on maximum initial sales charge of 4.25%)	$11.22

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

36	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Statements of operations

For the Period Ended May 31, 2014 and the Year Ended December 31, 2013

	2014†	2013

Investment Income:
Interest	$12,325,264	$16,595,247
Dividends	178,693	321,139
Less: Foreign taxes withheld	(5,473)	(65)
Total Investment Income	12,498,484	16,916,321

Expenses:
Investment management fee (Note 2)	2,412,130	4,330,531
Service and/or distribution fees (Notes 2 and 5)	280,709	436,120
Transfer agent fees (Note 5)	180,366	349,171
Audit and tax	39,792	63,423
Registration fees	38,781	104,827
Fund accounting fees	38,393	70,826
Fees recaptured by investment manager (Note 2)	31,533	33,725
Shareholder reports	23,050	33,714
Directors’ fees	18,148	28,114
Custody fees	14,722	22,436
Legal fees	8,668	27,288
Insurance	4,808	9,087
Miscellaneous expenses	3,012	10,511
Total Expenses	3,094,112	5,519,773
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(24,867)	(107,701)
Net Expenses	3,069,245	5,412,072
Net Investment Income	9,429,239	11,504,249

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,042,895	(5,258,809)
Futures contracts	(5,133,592)	4,851,697
Written options	226,799	493,442
Swap contracts	(1,468,970)	(811,497)
Foreign currency transactions	(568,488)	694,899
Net Realized Loss	(4,901,356)	(30,268)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	24,719,722	(5,669,963)
Futures contracts	(4,862,495)	2,585,737
Written options	22,303	—
Swap contracts	(2,762,945)	(1,462,313)
Foreign currencies	886,688	(444,887)
Change in Net Unrealized Appreciation (Depreciation)	18,003,273	(4,991,426)
Net Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	13,101,917	(5,021,694)
Increase in Net Assets from Operations	$22,531,156	$6,482,555

†	For the period January 1, 2014 through May 31, 2014.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	37

Statements of changes in net assets

For the Period Ended May 31, 2014 and the Years Ended December 31,	2014†	2013	2012

Operations:
Net investment income	$9,429,239	$11,504,249	$8,994,550
Net realized loss	(4,901,356)	(30,268)	(7,694,016)
Change in net unrealized appreciation (depreciation)	18,003,273	(4,991,426)	24,798,059
Increase in Net Assets From Operations	22,531,156	6,482,555	26,098,593

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(8,668,923)	(11,661,218)	(8,936,983)
Decrease in Net Assets From Distributions to Shareholders	(8,668,923)	(11,661,218)	(8,936,983)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	166,043,614	392,171,838	232,956,593
Reinvestment of distributions	8,321,971	11,213,470	8,315,678
Cost of shares repurchased	(73,931,921)	(151,443,194)	(76,567,216)
Increase in Net Assets From Fund Share Transactions	100,433,664	251,942,114	164,705,055
Increase in Net Assets	114,295,897	246,763,451	181,866,665

Net Assets:
Beginning of period	733,061,586	486,298,135	304,431,470
End of period*	$847,357,483	$733,061,586	$486,298,135
*Includesundistributed net investment income of:	$88,716	$1,068,248	$934,658

†	For the period January 1, 2014 through May 31, 2014.

See Notes to Financial Statements.

38	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2013[3]	2012[4]

Net asset value, beginning of period	$10.55	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.12	0.19	0.09
Net realized and unrealized gain (loss)	0.18	(0.10)	0.33
Total income from operations	0.30	0.09	0.42

Less distributions from:
Net investment income	(0.11)	(0.18)	(0.13)
Total distributions	(0.11)	(0.18)	(0.13)

Net asset value, end of period	$10.74	$10.55	$10.64
Total return[5]	2.86%	0.87%	4.12%

Net assets, end of period (000s)	$27,436	$22,877	$2,546

Ratios to average net assets:
Gross expenses	1.14%[6]	1.17%[7]	1.19%[6]
Net expenses[8,9,10]	1.14 [6]	1.17 [7]	1.16 [6]
Net investment income	2.76 [6]	1.80	1.38 [6]

Portfolio turnover rate[11]	48%	65%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 60% for the period ended May 31, 2014, 178% for the year ended December 31, 2013 and 132% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	39

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class A2 Shares[1]	2014[2]

Net asset value, beginning of period	$10.71

Income from operations:
Net investment income	0.02
Net realized and unrealized gain	0.03
Total income from operations	0.05

Less distributions from:
Net investment income	(0.02)
Total distributions	(0.02)

Net asset value, end of period	$10.74
Total return[3]	0.40%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	1.32%
Net expenses[4,5,6]	1.32
Net investment income[4]	2.83

Portfolio turnover rate[7,8]	48%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 1, 2014 (inception date) to May 31, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A2 shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 60% for the period ended May 31, 2014.

[8]	For the five months ended May 31, 2014.

See Notes to Financial Statements.

40	Western Asset Total Return Unconstrained Fund 2014 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2014[2]	2013[3]	2012[4]

Net asset value, beginning of period	$10.55	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.08	0.10	0.06
Net realized and unrealized gain (loss)	0.18	(0.09)	0.31
Total income from operations	0.26	0.01	0.37

Less distributions from:
Net investment income	(0.07)	(0.10)	(0.08)
Total distributions	(0.07)	(0.10)	(0.08)

Net asset value, end of period	$10.74	$10.55	$10.64
Total return[5]	2.39%	0.05%	3.58%

Net assets, end of period (000s)	$6,379	$4,946	$141

Ratios to average net assets:
Gross expenses	2.01%[6,7]	2.03%[6]	2.10%[7]
Net expenses[8,9,10]	2.00 [6,7]	1.99 [6]	1.91 [7]
Net investment income	1.88 [7]	0.94	0.87 [7]

Portfolio turnover rate[11]	48%	65%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 60% for the period ended May 31, 2014, 178% for the year ended December 31, 2013 and 132% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	41

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class FI Shares[1,2]	2014[3]	2013[4]	2012[4]	2011[4]	2010[4]	2009[4]

Net asset value, beginning of period	$10.54	$10.63	$10.13	$10.22	$9.79	$7.82

Income (loss) from operations:
Net investment income	0.12	0.19	0.20	0.28	0.36	0.43
Net realized and unrealized gain (loss)	0.18	(0.09)	0.53	(0.11)	0.41	2.05
Total income from operations	0.30	0.10	0.73	0.17	0.77	2.48

Less distributions from:
Net investment income	(0.11)	(0.19)	(0.23)	(0.26)	(0.30)	(0.51)
Return of capital	—	—	—	—	(0.04)	—
Total distributions	(0.11)	(0.19)	(0.23)	(0.26)	(0.34)	(0.51)

Net asset value, end of period	$10.73	$10.54	$10.63	$10.13	$10.22	$9.79
Total return[5]	2.85%	0.91%	7.29%	1.69%	7.99%	32.55%

Net assets, end of period (000s)	$239,318	$210,594	$112,307	$3,613	$2,024	$4,265

Ratios to average net assets:
Gross expenses	1.17%[6,7]	1.18%[6]	1.20%	1.37%	1.25%	1.42%
Net expenses[8,9]	1.16 [6,7,10]	1.14 [6,10]	1.10 [10]	1.05	1.05	1.05
Net investment income	2.73 [7]	1.80	1.87	2.79	3.58	4.70

Portfolio turnover rate	48%[11]	65%[11]	85%[11]	142%[11]	131%	258%

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 1.15%. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expense to average net assets of Class FI shares did not exceed 1.05%. These expense limitations do not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 60% for the period ended May 31, 2014, 178%, 132% and 162% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

42	Western Asset Total Return Unconstrained Fund 2014 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2014[2]	2013[3]	2012[4]

Net asset value, beginning of period	$10.55	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.10	0.15	0.11
Net realized and unrealized gain (loss)	0.18	(0.09)	0.29
Total income from operations	0.28	0.06	0.40

Less distributions from:
Net investment income	(0.09)	(0.15)	(0.11)
Total distributions	(0.09)	(0.15)	(0.11)

Net asset value, end of period	$10.74	$10.55	$10.64
Total return[5]	2.70%	0.54%	3.91%

Net assets, end of period (000s)	$11	$10	$10

Ratios to average net assets:
Gross expenses	1.57%[6]	1.65%[7]	1.58%[6]
Net expenses[8,9,10]	1.50 [6]	1.50 [7]	1.50 [6]
Net investment income	2.35 [6]	1.41	1.60 [6]

Portfolio turnover rate[11]	48%	65%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 60% for the period ended May 31, 2014, 178% for the year ended December 31, 2013 and 132% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	43

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1,2]	2014[3]	2013[4]	2012[4]	2011[4]	2010[4]	2009[4]

Net asset value, beginning of period	$10.55	$10.64	$10.14	$10.22	$9.80	$7.81

Income (loss) from operations:
Net investment income	0.13	0.22	0.26	0.31	0.38	0.46
Net realized and unrealized gain (loss)	0.18	(0.10)	0.50	(0.10)	0.41	2.03
Total income from operations	0.31	0.12	0.76	0.21	0.79	2.49

Less distributions from:
Net investment income	(0.12)	(0.21)	(0.26)	(0.29)	(0.33)	(0.50)
Return of capital	—	—	—	—	(0.04)	—
Total distributions	(0.12)	(0.21)	(0.26)	(0.29)	(0.37)	(0.50)

Net asset value, end of period	$10.74	$10.55	$10.64	$10.14	$10.22	$9.80
Total return[5]	2.97%	1.18%	7.53%	2.04%	8.14%	32.89%

Net assets, end of period (000s)	$297,301	$245,613	$163,240	$110,681	$81,809	$99,271

Ratios to average net assets:
Gross expenses	0.87%[6,7]	0.89%	0.90%	0.85%[7]	0.85%	0.85%
Net expenses[8]	0.87 [6,7,9,10]	0.87 [9,10]	0.84 [9,10]	0.80 [7,10]	0.80 [10]	0.80
Net investment income	3.02 [6]	2.06	2.46	3.07	3.78	5.20

Portfolio turnover rate	48%[11]	65%[11]	85%[11]	142%[11]	131%	258%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 0.90%. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses to average net assets of Class I shares did not exceed 0.80%. These expense limitations do not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 60% for the period ended May 31, 2014, 178%, 132% and 162% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

44	Western Asset Total Return Unconstrained Fund 2014 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1,2]	2014[3]	2013[4]	2012[4]	2011[4]	2010[4]	2009[4]

Net asset value, beginning of period	$10.54	$10.63	$10.13	$10.21	$9.79	$7.82

Income (loss) from operations:
Net investment income	0.13	0.22	0.26	0.32	0.38	0.46
Net realized and unrealized gain (loss)	0.18	(0.09)	0.50	(0.11)	0.41	2.03
Total income from operations	0.31	0.13	0.76	0.21	0.79	2.49

Less distributions from:
Net investment income	(0.12)	(0.22)	(0.26)	(0.29)	(0.33)	(0.52)
Return of capital	—	—	—	—	(0.04)	—
Total distributions	(0.12)	(0.22)	(0.26)	(0.29)	(0.37)	(0.52)

Net asset value, end of period	$10.73	$10.54	$10.63	$10.13	$10.21	$9.79
Total return[5]	2.99%	1.22%	7.55%	2.03%	8.15%	32.81%

Net assets, end of period (000s)	$276,902	$249,022	$208,054	$190,137	$216,348	$187,156

Ratios to average net assets:
Gross expenses	0.82%[6,7]	0.83%[7]	0.85%	0.83%[7]	0.84%	0.84%
Net expenses[8,9]	0.82 [6,7,10]	0.83 [7,10]	0.82 [10]	0.80 [7]	0.80	0.80
Net investment income	3.06 [6]	2.09	2.50	3.11	3.79	5.20

Portfolio turnover rate	48%[11]	65%[11]	85%[11]	142%[11]	131%	258%

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses to average net assets of Class IS shares did not exceed 0.85%. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 0.85%. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses to average net assets of Class IS shares did not exceed 0.80%. These expense limitations do not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 60% for the period ended May 31, 2014, 178%, 132% and 162% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	45

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At a meeting held in May 2014, the Fund’s Board of Directors approved changing the Fund’s fiscal year-end from December 31st to May 31st. This change resulted in a short-period annual report for the five-month period from January 1, 2014 through May 31, 2014.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation

46	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	47

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$309,952,779	$0	*	$309,952,779
Asset-backed securities	—	71,891,349	4,074,091		75,965,440
Collateralized mortgage obligations	—	93,392,027	—		93,392,027
Convertible bonds & notes	—	36,577	—		36,577
Mortgage-backed securities	—	31,348,401	—		31,348,401
Senior loans	—	23,404,592	—		23,404,592
Non-U.S. Treasury inflation protected securities	—	2,749,600	—		2,749,600
Sovereign bonds	—	51,581,320	—		51,581,320
U.S. government & agency obligations	—	128,549,464	—		128,549,464
U.S. Treasury inflation protected securities	—	9,518,022	—		9,518,022
Common stocks	$304,199	—	—		304,199
Preferred stocks	5,432,113	—	—		5,432,113
Purchased options	66,863	47,476	—		114,339
Total long-term investments	$5,803,175	$722,471,607	$4,074,091		$732,348,873
Short-term investments†	—	70,498,399	—		70,498,399
Total investments	$5,803,175	$792,970,006	$4,074,091		$802,847,272
Other financial instruments:
Futures contracts	$315,867	—	—		$315,867
Forward foreign currency contracts	—	$1,026,610	—		1,026,610
Centrally cleared interest rate swaps	—	220,046	—		220,046
Total other financial instruments	$315,867	$1,246,656	—		$1,562,523
Total	$6,119,042	$794,216,662	$4,074,091		$804,409,795

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$467,631	$27,947	—	$495,578
Futures contracts	2,259,947	—	—	2,259,947
Forward foreign currency contracts	—	110,286	—	110,286
OTC interest rate swaps	—	3,129	—	3,129
OTC credit default swaps on corporate issues — buy protection	—	540	—	540
Centrally cleared interest rate swaps	—	4,349,409	—	4,349,409
Centrally cleared credit default swaps on credit indices — buy protection	—	299,818	—	299,818
Total	$2,727,578	$4,791,129	—	$7,518,707

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

48	Western Asset Total Return Unconstrained Fund 2014 Annual Report

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At May 31, 2014, securities valued at $304,199 were transferred from Level 2 to Level 1 within the fair value hierarchy because of the availability of a quoted price in an active market for an identical investment.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statements of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency

Western Asset Total Return Unconstrained Fund 2014 Annual Report	49

Notes to financial statements (cont’d)

contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security

50	Western Asset Total Return Unconstrained Fund 2014 Annual Report

increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statements of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized

Western Asset Total Return Unconstrained Fund 2014 Annual Report	51

Notes to financial statements (cont’d)

gain or loss in the Statements of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statements of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended May 31, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the

52	Western Asset Total Return Unconstrained Fund 2014 Annual Report

notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	53

Notes to financial statements (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is

54	Western Asset Total Return Unconstrained Fund 2014 Annual Report

marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations.

(m) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(n) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(o) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in

Western Asset Total Return Unconstrained Fund 2014 Annual Report	55

Notes to financial statements (cont’d)

securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(p) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(q) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

56	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2014, the Fund held written options, forward foreign currency contracts, OTC credit default swaps and OTC interest rate swaps with credit related contingent features which had a liability position of $609,533. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2014, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $137,330, which could be used to reduce the required payment.

(r) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(s) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(t) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(u) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(v) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	57

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(w) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(1,739,848)	$1,739,848

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed 1.25%, 1.45%, 2.00% 1.20%, 1.50%, 0.95% and 0.85% for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2015, without the Board of Directors’ consent.

Prior to May 1, 2014, as a result of voluntary expense limitation arrangements, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary expenses and

58	Western Asset Total Return Unconstrained Fund 2014 Annual Report

deferred organizational expenses, to average net assets of Class FI, Class I and Class IS shares did not exceed 1.15%, 0.90% and 0.85%, respectively.

During the year ended December 31, 2013, fees waived and/or expenses reimbursed amounted to $107,701.

During the period ended May 31, 2014, fees waived and/or expenses reimbursed amounted to $24,867.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
Expires December 31, 2014	—	—	$48,152	$4	$74,034	$33,346
Expires December 31, 2015	$2	$1,160	67,783	16	31,908	6,832
Fees waived/expense reimbursements subject to recapture	$2	$1,160	$115,935	$20	$105,942	$40,178

For the year ended December 31, 2013, LMPFA recaptured $81, $49, $117, $1 and $33,477 for Class A, Class C, Class FI, Class R and Class IS shares, respectively.

Pursuant to these arrangements, at May 31, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2†	Class C	Class FI	Class R	Class I	Class IS
Expires May 31, 2015	$2	—	$724	$67,783	$16	$31,908	$6,832
Expires May 31, 2016	303	—	147	17,801	3	2,769	3,844
Fees waived/expense reimbursements subject to recapture	$305	—	$871	$85,584	$19	$34,677	$10,676

†	Class A2 inception date is May 1, 2014.

For the period ended May 31, 2014, LMPFA recaptured $436, $9,313, $10,155 and $11,629 for Class C, Class FI, Class I and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if

Western Asset Total Return Unconstrained Fund 2014 Annual Report	59

Notes to financial statements (cont’d)

redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2013, LMIS and its affiliates retained sales charges of $2,371 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2013, CDSCs paid to LMIS and its affiliates were $313 for Class C shares.

For the period ended May 31, 2014, LMIS and its affiliates retained sales charges of $2,350 on sales of the Fund’s Class A shares. In addition, for the period ended May 31, 2014, CDSCs paid to LMIS and its affiliates were $1,291 for Class C shares.

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

As of May 31, 2014, Legg Mason and its affiliates owned 20% of the Fund.

3. Investments

During the period ended May 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$254,589,871	$263,745,642
Sales	139,222,429	262,774,812

At May 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$29,066,758
Gross unrealized depreciation	(9,503,480)
Net unrealized appreciation	$19,563,278

At May 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	480	12/16	$117,411,247	$117,702,000	$290,753
U.S. Treasury Long-Term Bonds	163	9/14	22,479,975	22,407,406	(72,569)
					218,184

60	Western Asset Total Return Unconstrained Fund 2014 Annual Report

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
90-Day Eurodollar	952	3/15	$236,952,431	$237,202,700	$(250,269)
90-Day Eurodollar	240	6/18	58,024,470	58,209,000	(184,530)
90-Day Eurodollar	22	9/18	5,324,366	5,328,675	(4,309)
Euro Bund	139	6/14	27,118,275	27,817,242	(698,967)
U.S. Treasury 10-Year Notes	2,729	9/14	341,523,498	342,532,141	(1,008,643)
U.S. Treasury 2-Year Notes	270	9/14	59,323,185	59,336,719	(13,534)
U.S. Treasury 5-Year Notes	325	9/14	38,894,163	38,921,289	(27,126)
U.S. Treasury Ultra Long-Term Bonds	39	9/14	5,886,084	5,860,970	25,114
					(2,162,264)
Net unrealized depreciation on open futures contracts					$(1,944,080)

During the period ended May 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2013	—	—
Options written	54,107,132	$1,288,892
Options closed	(4,948)	(636,185)
Options exercised	—	—
Options expired	(15,500,840)	(134,826)
Written options, outstanding as of May 31, 2014	38,601,344	$517,881

At May 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Indian Rupee	Bank of America N.A.	225,700,000	$3,782,772	7/16/14	$121,486
Indian Rupee	Citibank, N.A.	260,300,000	4,362,675	7/16/14	138,911
Singapore Dollar	Barclays Bank PLC	5,000,000	3,986,300	7/16/14	15,333
British Pound	Citibank, N.A.	1,207,378	2,022,682	8/14/14	(24,717)
Canadian Dollar	Citibank, N.A.	2,000,000	1,841,285	8/14/14	9,917
Mexican Peso	Morgan Stanley & Co. Inc.	102,939,122	7,961,386	8/14/14	109,970
Singapore Dollar	Citibank, N.A.	5,940,000	4,735,785	8/14/14	(21,144)
					349,756

Western Asset Total Return Unconstrained Fund 2014 Annual Report	61

Notes to financial statements (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Sell:
Australian Dollar	Citibank, N.A.	8,600,000	$7,979,832	7/16/14	$(47,880)
Euro	Morgan Stanley & Co. Inc.	8,100,000	11,040,999	7/16/14	132,385
Japanese Yen	Citibank, N.A	785,000,000	7,713,284	7/16/14	(9,880)
British Pound	Citibank, N.A	1,207,378	2,022,683	8/14/14	(6,665)
Euro	Citibank, N.A	3,200,000	4,362,005	8/14/14	26,721
Euro	Citibank, N.A	12,766,122	17,401,841	8/14/14	380,154
Euro	Morgan Stanley & Co. Inc.	2,059,001	2,806,679	8/14/14	60,078
Euro	UBS AG	600,000	817,876	8/14/14	17,268
Euro	UBS AG	1,510,735	2,059,323	8/14/14	7,661
Japanese Yen	Citibank, N.A.	1,362,277,200	13,388,011	8/14/14	3,819
Japanese Yen	Credit Suisse	165,039,620	1,621,955	8/14/14	2,907
					566,568
Net unrealized appreciation on open forward foreign currency contracts					$916,324

At May 31, 2014, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty (Reference Entity)	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse	$50,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	$(3,129)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at May 31, 2014[3]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse (AmerisourceBergen Corp., 5.875%, due 9/15/15)	$50,000	9/20/15	0.08%	0.090% quarterly	$(540)	—	$(540)

CENTRALLY CLEARED INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
BNP Paribas	$64,090,000	3/31/17	1.890% semi-annually	3-Month LIBOR	$2,805	$220,046
BNP Paribas	67,110,000	3/29/19	3.295% semi-annually	3-Month LIBOR	—	(244,172)
Barclays Capital Inc.	71,440,000	11/15/43	2.224% 1 Time	3-Month LIBOR	—	(4,105,237)
Total	$202,640,000				$2,805	$(4,129,363)

62	Western Asset Total Return Unconstrained Fund 2014 Annual Report

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc. (Markit CDX.NA.HY.22 Index)	$3,600,000	6/20/19	5.000% quarterly	$(300,199)	$(248,327)	$(51,872)
Citigroup Global Markets Inc. (Markit CDX.NA.HY.22 Index)	16,639,950	6/20/19	5.000% quarterly	(1,387,583)	(1,211,869)	(175,714)
Goldman Sachs Group Inc. (Markit CDX.NA.HY.22 Index)	6,000,000	6/20/19	5.000% quarterly	(500,332)	(428,100)	(72,232)
Total	$26,239,950			$(2,188,114)	$(1,888,296)	$(299,818)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$66,863	—	$47,476	$114,339
Futures contracts[3]	315,867	—	—	315,867
Centrally cleared swap contracts[4]	220,046	—	—	220,046
Forward foreign currency contracts	—	$1,026,610	—	1,026,610
Total	$602,776	$1,026,610	$47,476	$1,676,862

Western Asset Total Return Unconstrained Fund 2014 Annual Report	63

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$467,631	—	$27,947	$495,578
Futures contracts[3]	2,259,947	—	—	2,259,947
OTC swap contracts	3,129	—	540	3,669
Centrally cleared swap contracts[4]	4,349,409	—	299,818	4,649,227
Forward foreign currency contracts	—	$110,286	—	110,286
Total	$7,080,116	$110,286	$328,305	$7,518,707

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(419,135)	$(65,927)	—	$(485,062)
Written options	344,710	148,732	—	493,442
Futures contracts	4,851,697	—	—	4,851,697
Swap contracts	(3,912)	—	$(807,585)	(811,497)
Forward foreign currency contracts[2]	—	618,960	—	618,960
Total	$4,773,360	$701,765	$(807,585)	$4,667,540

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

64	Western Asset Total Return Unconstrained Fund 2014 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$31,814	$(130,354)	—	$(98,540)
Futures contracts	2,585,737	—	—	2,585,737
Swap contracts	3,781	—	$(1,466,094)	(1,462,313)
Forward foreign currency contracts[2]	—	(334,449)	—	(334,449)
Total	$2,621,332	$(464,803)	$(1,466,094)	$690,435

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended May 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(389,536)	$(195,681)	$(68,975)	$(654,192)
Written options	148,524	—	78,275	226,799
Futures contracts	(5,133,592)	—	—	(5,133,592)
Swap contracts	(1,030)	—	(1,467,940)	(1,468,970)
Forward foreign currency contracts[2]	—	(553,702)	—	(553,702)
Total	$(5,375,634)	$(749,383)	$(1,458,640)	$(7,583,657)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(216,586)	$130,354	$(863)	$(87,095)
Written options	25,160	—	(2,857)	22,303
Futures contracts	(4,862,495)	—	—	(4,862,495)
Swap contracts	(4,128,449)	—	1,365,504	(2,762,945)
Forward foreign currency contracts[2]	—	894,384	—	894,384
Total	$(9,182,370)	$1,024,738	$1,361,784	$(6,795,848)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

Western Asset Total Return Unconstrained Fund 2014 Annual Report	65

Notes to financial statements (cont’d)

During the period ended May 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$300,545
Written options	216,159
Futures contracts (to buy)	93,371,436
Futures contracts (to sell)	487,611,455
Forward foreign currency contracts (to buy)	23,316,838
Forward foreign currency contracts (to sell)	60,564,077

Average Notional Balance
Interest rate swap contracts	$125,183,333
Credit default swap contracts (to buy protection)	25,497,158

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$114,339	—	$114,339
Centrally cleared swap contracts[3]	86,362	—	86,362
Forward foreign currency contracts	1,026,610	—	1,026,610
Total	$1,227,311	—	$1,227,311

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[4,5]	Net Amount
Written options	$495,578	$(37,330)	$458,248
Futures contracts[3]	452,377	(452,377)	—
OTC swap contracts	3,669	(3,669)	—
Forward foreign currency contracts	110,286	—	110,286
Total	$1,061,910	$(493,376)	$568,534

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Statement of Asset and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[4]	Gross amounts not offset in the Statement of Assets and Liabilities.

[5]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

66	Western Asset Total Return Unconstrained Fund 2014 Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$27,129	$12,199
Class C	24,432	5,646
Class FI	384,508	184,063
Class R	51	39
Class I	—	140,073
Class IS	—	7,151
Total	$436,120	$349,171

For the period ended May 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$26,547	$8,658
Class A2†	2	2
Class C	22,327	4,020
Class FI	231,811	102,844
Class R	22	13
Class I	—	61,820
Class IS	—	3,009
Total	$280,709	$180,366

†	For the period May 1, 2014 (inception date) to May 31, 2014.

For the year ended December 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$2
Class C	1,160
Class FI	67,783
Class R	16
Class I	31,908
Class IS	6,832
Total	$107,701

Western Asset Total Return Unconstrained Fund 2014 Annual Report	67

Notes to financial statements (cont’d)

For the period ended May 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$303
Class A2†	—
Class C	147
Class FI	17,801
Class R	3
Class I	2,769
Class IS	3,844
Total	$24,867

†	For the period May 1, 2014 (inception date) to May 31, 2014.

6. Distributions to shareholders by class

	Period Ended May 31, 2014†	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$267,566	$215,813	$5,372	‡
Class A2‡‡	21	—	—
Class C	36,820	27,218	294	‡
Class FI	2,313,299	2,842,175	988,270
Class R	93	145	110	‡
Class I	3,099,420	3,885,672	2,968,032
Class IS	2,951,704	4,690,195	4,974,905
Total	$8,668,923	$11,661,218	$8,936,983

†	For the period January 1, 2014 through May 31, 2014.

‡	For the period April 30, 2012 (inception date) to December 31, 2012.

‡‡	For the period May 1, 2014 (inception date) to May 31, 2014.

7. Capital shares

At May 31, 2014, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

Transactions in shares of each class were as follows:

	Period Ended May 31, 2014†		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount	Shares		Amount
Class A
Shares sold	824,681	$8,767,756	2,401,533	$25,456,502	240,690	‡	$2,558,203	‡
Shares issued on reinvestment	23,862	254,566	18,636	197,126	274	‡	2,921	‡
Shares repurchased	(462,190)	(4,918,481)	(490,485)	(5,193,987)	(1,717)	‡	(18,271)	‡
Net increase	386,353	$4,103,841	1,929,684	$20,459,641	239,247	‡	$2,542,853	‡

68	Western Asset Total Return Unconstrained Fund 2014 Annual Report

	Period Ended May 31, 2014†		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount	Shares		Amount
Class A2‡‡
Shares sold	934	$10,000	—	—	—		—
Shares issued on reinvestment	2	21	—	—	—		—
Net increase	936	$10,021	—	—	—		—

Class C
Shares sold	199,728	$2,129,260	525,853	$5,580,759	13,266	‡	$140,666	‡
Shares issued on reinvestment	3,420	36,497	2,550	26,963	28	‡	294	‡
Shares repurchased	(77,855)	(828,134)	(72,756)	(768,006)	—		—
Net increase	125,293	$1,337,623	455,647	$4,839,716	13,294	‡	$140,960	‡

Class FI
Shares sold	3,471,164	$36,900,996	12,653,057	$133,777,036	11,015,186		$115,219,389
Shares issued on reinvestment	216,930	2,312,078	268,336	2,841,243	93,460		987,727
Shares repurchased	(1,363,652)	(14,506,859)	(3,503,483)	(37,167,296)	(902,889)		(9,529,043)
Net increase	2,324,442	$24,706,215	9,417,910	$99,450,983	10,205,757		$106,678,073

Class R
Shares sold	—	—	—	—	966	‡	$10,000	‡
Shares issued on reinvestment	9	$93	13	$145	11	‡	110	‡
Net increase	9	$93	13	$145	977	‡	$10,110	‡

Class I
Shares sold	6,938,943	$73,902,868	16,136,897	$171,199,442	7,466,323		$78,651,918
Shares issued on reinvestment	261,513	2,789,868	330,039	3,499,546	226,307		2,366,042
Shares repurchased	(2,798,235)	(29,785,930)	(8,524,796)	(90,688,371)	(3,266,895)		(33,989,453)
Net increase	4,402,221	$46,906,806	7,942,140	$84,010,617	4,425,735		$47,028,507

Class IS
Shares sold	4,153,845	$44,332,734	5,282,376	$56,158,099	3,491,433		$36,376,417
Shares issued on reinvestment	274,883	2,928,848	438,557	4,648,447	475,460		4,958,584
Shares repurchased	(2,247,337)	(23,892,517)	(1,660,265)	(17,625,534)	(3,164,299)		(33,030,449)
Net increase	2,181,391	$23,369,065	4,060,668	$43,181,012	802,594		$8,304,552

†	For the period January 1, 2014 through May 31, 2014.

‡	For the period April 30, 2012 (inception date) to December 31, 2012.

‡‡	For the period May 1, 2014 (inception date) to May 31, 2014.

8. Income tax information and distributions to shareholders

Subsequent to the period ended May 31, 2014, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Daily 6/30/2014	$0.023134	$0.023260	$0.016135	$0.023092	$0.020279	$0.025892	$0.026190

Western Asset Total Return Unconstrained Fund 2014 Annual Report	69

Notes to financial statements (cont’d)

The tax character of distributions paid during the period ended May 31, 2014 and the fiscal years ended December 31, 2013 and December 31, 2012, was as follows:

	2014	2013	2012
Distributions Paid From:
Ordinary income	$8,668,923	$11,661,218	$8,936,983

As of May 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Total undistributed earnings	$1,966,589
Deferred capital losses*	(17,349,577)
Capital loss carryforward**	(17,446,492)
Other book/tax temporary differences(a)	(1,995,957)
Unrealized appreciation (depreciation)(b)	14,031,131
Total accumulated earnings (losses) — net	$(20,794,306)

*	These capital losses have been deferred in the current period as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the fund’s capital loss carryforward may be utilized.

**	As of May 31, 2014, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2016	$(1,073,088)
5/31/2017	(13,463,088)
5/31/2018	(2,910,316)
$(17,446,492)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

70	Western Asset Total Return Unconstrained Fund 2014 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Total Return Unconstrained Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Total Return Unconstrained Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at May 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

July 17, 2014

Western Asset Total Return Unconstrained Fund 2014 Annual Report	71

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Total Return Unconstrained Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California.
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (since 1994); Member of the International Olympic Committee (since 1986) and member of Executive Board of International Olympic Committee (since 2014).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

72	Western Asset Total Return Unconstrained Fund

Independent Directors cont’d
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); Partner, Arthur Andersen, LLP (1974 to 2002).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	Occidental Petroleum Corporation and Public Storage

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006); Chairman of Excellent Education Development (since 2000).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years	Director of Forest Lawn (since 2002) (memorial parks); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company). Formerly: Director of Orbitz Worldwide, Inc. (2007 to 2014) (online travel company); Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Western Asset Total Return Unconstrained Fund	73

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director
Ronald L. Olson[3]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during past five years	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Officers[4]
Kenneth D. Fuller
Year of birth	1958
Position(s) with Fund	President and Chief Executive Officer
Term of office and length of time served[1]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 169 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office and length of time served[1]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

74	Western Asset Total Return Unconstrained Fund

Officers[4] cont’d
Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Western Asset Total Return Unconstrained Fund	75

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[4] cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange. Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

[2]

In addition to overseeing the 11 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.

[3]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[4]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

76	Western Asset Total Return Unconstrained Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended May 31, 2014:

Record date:	Daily
Payable date:	January 2014 - May 31, 2014
Interest from Federal Obligations	11.22%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset Total Return Unconstrained Fund	77

Western Asset

Total Return Unconstrained Fund

Directors

William E. B. Siart, Chairman

Robert Abeles

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Counsel

Ropes & Gray LLP

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New York, NY 10036

Western Asset Total Return Unconstrained Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Total Return Unconstrained Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Total Return Unconstrained Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013140 7/14 SR14-2254

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2012, December 31, 2013 and May 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $354,434 in December 31, 2012, $278,264 in December 31, 2013 and $88,856 for the five month period ended May 31, 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2012, $0 in December 31, 2013 and $0 for the five month period ended May 31, 2014 .

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $57,000 in December 31, 2012, $27,645 in December 31, 2013 and $0 for the five month period ended May 31, 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $13,130 December 31, 2012, $1,860 in December 31, 2013 and $1,065 for the five month period ended May 31, 2014, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100%, 100% and 100% for December 31, 2012, December 31, 2013 and for the five month period ended May 31, 2014; Tax Fees were 100%, 100% and 100% for December 31, 2012, December 31, 2013 and for the five month period ended May 31, 2014; and Other Fees were 100%, 100% and 100% for December 31, 2012, December 31, 2013 and for the five month period May 31, 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $256,353 in December 31, 2012, $240,000 in December 31, 2013 and $15,000 for the five month period ended May 31, 2014.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: July 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: July 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 23, 2014